Exhibit 10.13
2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN
SECTION 1.GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Qualtrics International Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare shall assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.
“Affiliate” means (i) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act and (ii) any entity in which the Company has a significant equity interest.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.
“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Class A common stock” means the Class A common stock, par value $0.0001 per share, of the Company.
“Class B common stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Exchange Offer” means the certain exchange offer made by the Company as described in the Registration Statement on Form S-4 (File No. [_______]) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Option Shares” means the shares of Stock subject to an Option granted under this Plan.
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“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the U.S. Securities and Exchange Commission.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s aggregate outstanding voting power and outstanding stock (Class A and Class B common stock) immediately prior to such transaction do not own a majority of the aggregate outstanding voting power and outstanding stock (Class A and Class B common stock) or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. Notwithstanding anything in the foregoing to the contrary, no Sale Event shall be deemed to have occurred for purposes of this Plan by virtue of either SAP America’s distribution of the Company’s shares to SAP or SAP’s distribution of the Company’s shares to its securityholders, in each case in a transaction intended to qualify as a distribution under Section 355 of the Code, as amended.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“SAP” means SAP SE, a European Company (Societas Europaea), established under the laws of Germany and the European Union.
“SAP America” means SAP America, Inc., a Delaware corporation and wholly-owned Subsidiary of SAP.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, Non‑Employee Director or Consultant of the Company or any Affiliate. A Service Relationship shall be deemed to continue without interruption in the event a grantee’s status changes from full-time employee to
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part-time employee or a grantee’s status changes from employee to Consultant or Non-Employee Director or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.
“Stock” means the Class A common stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2.ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the full power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
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(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret and construe the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event the Service Relationship terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable laws; (iv) establish subplans and modify
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exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 89,829,390 shares less the number of shares of Stock that would otherwise have been issued in connection with the Exchange Offer, but were not issued as a result of eligible employees’ election not to tender (the “Initial Limit”), subject to adjustment as provided in Section 3(c) hereof, plus on January 1, 2022 and each January 1 thereafter, through (and including) January 1, 2031, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by a number of Class A common shares of up to five percent of the number of shares of Class A and Class B common stock issued and outstanding on the immediately preceding December 31, as approved by the full Board (the “Annual Increase”). Subject to such overall limitation, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan may not exceed the sum of the Initial Limit plus 10% of the total shares of Class A common stock and Class B common stock outstanding as of the Effective Date. For purposes of the limitation described in this Section 3(a), the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,000,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
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(c)Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights
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(to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION 4.ELIGIBILITY
Grantees under the Plan shall be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5.STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the date of grant. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i)
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pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant, or (iii) if the Stock Option is otherwise compliant with Section 409A.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company shall reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments shall be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option shall be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the
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satisfaction of any taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7.RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of
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grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of preestablished performance goals and objectives.
(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established
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performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.
SECTION 9.UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
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SECTION 10.CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals, including continued employment (or other Service Relationship). The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11.DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.
SECTION 12.TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by shall or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards
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shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or Non-Employee Director) may transfer his or her Award to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company and valid under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13.TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company or any applicable Affiliate, or make arrangements satisfactory to the Administrator regarding payment of, any U.S. and non-U.S. federal, state or local taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy all applicable withholding obligations by any other method of withholding that the Company and its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on all applicable tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. Any tax withholding obligation required of the Company or any applicable Affiliate may be satisfied, in whole or in part, by the Company withholding from
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shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is determined) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. The tax withholding obligation may also be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.
SECTION 14.SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15.TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)For purposes of the Plan, the following events shall not be deemed a termination of Service Relationship:
(i)a transfer to the Service Relationship of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)an approved leave of absence, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16.AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or
15

for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).
SECTION 17.STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to
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reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder shall exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Incentive Arrangements; No Rights to Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional incentive arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.
(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 19.EFFECTIVE DATE OF PLAN
This Plan shall become effective upon the date immediately preceding the Registration Date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20.GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Utah, applied without regard to conflict of law principles.
17

DATE APPROVED BY BOARD OF DIRECTORS:
DATE APPROVED BY STOCKHOLDERS:
18

2021 Qualtrics International Inc. UK Sub-Plan
(the “UK Sub Plan”)
to the
2021 QUALTRICS INTERNATIONAL INC. EMPLOYEE OMNIBUS EQUITY PLAN Plan (the “2021 Plan”)
Adopted by the Board as of December 15, 2020 pursuant to and in accordance with Section 2(f) of the 2021 Plan. The UK Sub Plan is hereby made part of the 2021 Plan, and is not a separate distinct plan on its own.
Introduction
The purpose of the UK Sub Plan is to provide for alterations and amendments to the 2021 Plan in respect of its operation in the United Kingdom, so as to facilitate the participation of United Kingdom employees in the 2021 Plan.
Words and expressions defined in the 2021 Plan shall have the same meaning when used in the UK Sub Plan (unless otherwise stated herein) and all references to the 2021 Plan shall be to the 2021 Plan as amended by the UK Sub Plan. The provisions of the 2021 Plan shall apply to the provisions of the UK Sub Plan except where expressly varied herein. References to Sections in the UK Sub Plan are references to Sections of the 2021 Plan. In the event of any discrepancy between the provisions of the 2021 Plan and the provisions of the UK Sub Plan, the provisions of the UK Sub Plan shall take precedence.
Operative Provisions
Awards may be granted under the UK Sub Plan in accordance with such provisions as would be applicable if the provisions of the 2021 Plan were here set out in full, subject to the following modifications:
The general purpose of the 2021 Plan in Section 1 shall be amended to include the words underlined below and deletion of the words shown in strikethrough:
The name of the plan is the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan (the “Plan”). The purpose of the Plan is to encourage and enable ~~the officers,~~ bona fide employees (including executive officers)~~, Non-Employee Directors and Consultants~~ of Qualtrics International Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
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The definition of “Affiliate” set forth in Section 1 shall be amended to include the words underlined below:
“Affiliate” means (i) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act (provided always that any such entity or affiliate is a member of the same group as the Company for the purposes of Articles 60 of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005) and (ii) any entity in which the Company has a significant equity interest.
Section 4 (Eligibility) shall be amended to include the words underlined below and deletion of the words shown in strikethrough:
Grantees under the Plan will be such bona fide employees~~, Non-Employee Directors and Consultants~~ of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to bona fide employees~~, Non-Employee Directors or Consultants~~ who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
The definition of “Subsidiary” set forth in Section 1 shall be amended to include the words underlined below:
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly, provided that such corporation or other entity is a member of the same group as the Company for the purposes of Articles 60 of the Financial Services and Markets Act 2000 (Financial Promotions) Order 2005.
Section 2 of the 2021 Plan shall be amended to include the following definitions:
“the UK Sub Plan” means the United Kingdom Sub Plan to the 2021 Plan;
“HMRC” means Her Majesty's Revenue & Customs (in the United Kingdom).
“ITEPA” means the Income Tax (Earnings & Pensions) Act 2003 (as amended, modified, replaced or restated from time to time) of the United Kingdom.
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Section 13 shall be amended as follows: (i) the current wording in Section 13 shall be included in a new sub-section 13(c), and (ii) a new subsection 13(c) shall be included with the following underlined wording:
ITEPA s.431 Election. In the event that any Award acquired falls within the meaning of 'restricted securities' for the purposes of Chapter 2 of Part 7 to ITEPA, it may be a condition of the Award that the Award holder, if specified by the Administrator at any time, enters into a joint election with the Company (or his/her employer company, if different) under section 431(1) of ITEPA in order to disapply all restrictions attaching to such Stock (in the form prescribed or agreed by HMRC) and in order to elect to pay income tax (if any) computed by reference to the unrestricted market value (as defined in ITEPA) of the Stock no later than 14 days after the acquisition of such Stock (or such longer period as HMRC may direct).
Section 18(d) of the 2021 Plan shall be renumbered as section 18(d)(i) and a new section 18(d)(ii) shall be added with the following provisions:
Participation in the UK Sub Plan is a matter entirely separate from any pension right or entitlement an Award holder may have and from that Award holder's terms and conditions of employment and in particular (but without limiting the generality of the foregoing) if an Award holder ceases to be an employee within the Company or an Affiliate he or she will not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit pursuant to or in connection with the UK Sub Plan whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever.
A new Section 18(g) shall be added with the following provisions:
FATCA. By participating in the UK Sub Plan, each Award holder agrees to give all such assistance and representations and supply or procure to be supplied (including by way of updates) all such information and execute and deliver (or procure the execution and delivery of) all such documents that the Company or Adminstrator requests in writing for the purpose of enabling it or any Affiliate (or the Adminstrator or any external administrator) to comply with the Foreign Account Tax Compliance Act (“FATCA”), any exchange of information agreement (“IGA”) or any similar, equivalent or related applicable laws, rules or regulations in any jurisdiction. Each Award holder further agrees and authorizes the Company and its Affiliates to disclose such information to any governmental authorities (including, but not limited to, HMRC and the Internal Revenue
21

Service) if it is required to be disclosed pursuant to FATCA, any IGA or any similar, equivalent or related applicable laws, rules or regulations.
22

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the individual named above (the “Grantee”). Each Restricted Stock Unit shall relate to one share of Class A common stock, par value $0.0001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.Termination of Service. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such unvested Restricted Stock Units.
1

4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.
8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
(Signature page follows.)
2

QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR U.S. EMPLOYEES
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the individual named above (the “Grantee”). Each Restricted Stock Unit shall relate to one share of Class A common stock, par value $0.0001 per share (the “Stock”) of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or an Affiliate on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.Termination of Employment. If the Grantee’s employment by the Company and its Affiliates terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such unvested Restricted Stock Units.
1

4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.No Obligation to Continue Employment. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the employment of the Grantee at any time.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant
2

Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. EMPLOYEES
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN
†

WARNING STATEMENT

You are being offered Restricted Stock Units in Qualtrics International Inc.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This requires those offering financial products to have disclosed information that is important for investors to make an informed decision.

The usual rules do not apply to this offer because it is a small offer. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

___________________
†Cover page must be included for all employees based in New Zealand.
4

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. EMPLOYEES
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”) and this Restricted Stock Unit Award Agreement for Non-U.S. Employees, including any special terms and conditions for the Grantee’s country set forth in the appendix attached hereto (the “Appendix” and, together, the “Agreement”), Qualtrics International Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (the “Award”) to the individual named above (the “Grantee”). Each Restricted Stock Unit shall relate to one share of Class A common stock, par value $0.0001 per share (the “Stock”), of the Company.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or an Affiliate on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Employment.
(a)If the Grantee’s employment by the Company and its Affiliates terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such unvested Restricted Stock Units.
(b)For purposes of the Award, the Grantee’s employment shall be considered terminated as of the date the Grantee is no longer actively providing services to the Company or its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and unless otherwise determined by the Company, the Grantee’s right to vest in the Award, if any, shall terminate as of such date and shall not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).
4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Responsibility for Taxes.
(a)The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Affiliate employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of
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the Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for TaxRelated Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iii) withholding from shares of Stock to be issued to the Grantee upon settlement of the Restricted Stock Units; or (iv) any other method of withholding determined by the Company and permitted by applicable law.
(c)The Company and/or the Employer may withhold or account for Tax-Related Items by considering statutory withholding amounts or other withholding rates, including maximum rates applicable in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and shall have no entitlement to the equivalent amount in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.
(d)The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
7.Section 409A of the Code. To the extent the Grantee is a U.S. taxpayer, this Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.No Obligation to Continue Employment. The grant of the Award shall not be interpreted as forming an employment or service contract with the Company, and shall not be
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construed as giving the Grantee the right to be retained in the employ of, or to continue providing services to, the Employer, nor any other Affiliate or the Company. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Grantee at any time.
9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.Data Privacy Information and Consent.
(a)Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for purposes of implementing, administering and managing the Plan. Unless otherwise provided in the Appendix related to the Grantee’s country or jurisdiction, the legal basis, where required, for the processing of Data is the explicit declaration of the Grantee's consent the Grantee provides when signing or electronically agreeing to this Agreement.
(b)Stock Plan Administration Service Providers. The Company transfers Data to Solium Capital ULC and certain of its affiliates (“Shareworks”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with Shareworks, with such agreement being a condition to the ability to participate in the Plan.
(c)International Data Transfers. The Company and Shareworks are based in the U.S. and Canada, respectively. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the U.S. and Canada. Unless otherwise provided in the Appendix related to the Grantee’s country or jurisdiction, the Company’s legal basis for the transfer of Data, even to third countries without an adequate level of protection issued by the European Commission, where required, is the Grantee’s consent. To the extent required by applicable law, the Company shall implement appropriate safeguards for international transfers of Data, including, for example, by executing standard contractual clauses approved for such use by the European Commission.
(d)Data Retention. The Company shall hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the Grantee's period of employment with the Employer. When the Company or the Employer no longer need Data for any of the
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above purposes, they shall cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the consent, the Grantee’s salary from or employment with the Employer shall not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Award or other awards under the Plan or administer or maintain such awards.
(f)Data Subject Rights. The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) revoke consent, (vii) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative.
(g)Other Legal Basis and Additional Consent. The Grantee understands that the Company may rely on a different legal basis for the collection, processing or transfer of Data in the future and/or request the Grantee to provide another data privacy consent. If applicable, upon request of the Company or the Employer, the Grantee shall provide a separate executed data privacy agreement (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that the Grantee shall not be able to participate in the Plan, if the Grantee fails to provide any such agreement requested by the Company and/or the Employer.
11.Nature of Grant. In accepting the grant of the Award, the Grantee acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)all decisions with respect to future Restricted Stock Units or other grants, if any, shall be at the sole discretion of the Company;
(d)the Grantee is voluntarily participating in the Plan;
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(e)the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of the same, are not intended to replace any pension rights or compensation;
(f)unless otherwise agreed with the Company, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of the same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of an Affiliate;
(g)the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of the same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any);
(j)unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock of the Company; and
(k)neither the Company, the Employer nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon settlement.
12.Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company shall not be required to deliver any shares of Stock issuable upon settlement of the Award prior to the completion of any registration or qualification of the Stock under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Grantee understands that the Company is under no obligation to
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register or qualify the shares of Stock subject to the Award with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Stock. Further, the Grantee agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without the Grantee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of the Stock.
13.Appendix. The Restricted Stock Units shall be subject to the additional terms and conditions set forth in the Appendix attached hereto for the Grantee’s country, if any. Moreover, if the Grantee relocates to one of the countries included in the Appendix during the life of the Restricted Stock Units, the terms and conditions for such country shall apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.
14.Language. The Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other documents related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version shall control.
15.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
16.Waivers. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantees.
17.Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with, the internal laws of the State of Utah, applied without regard to conflict of law principles. Unless the Grantee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the courts of Utah County, Utah, or the U.S. District Court for the District of Utah, where this grant is made and/or to be performed, and no other courts.
18.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
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19.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Award and the shares of Stock acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.
20.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.Insider Trading Restrictions / Market Abuse Laws. By accepting the Award, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country or the country in which the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Restricted Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.
22.Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold Restricted Stock Units or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such Restricted Stock Units, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for ensuring
8

compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.
(Signature page follows.)
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QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

By accepting this Agreement and providing an additional signature below, the Grantee declares that the Grantee expressly agrees with the data processing practices described in Paragraph 10 hereof and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Paragraph 10 hereof, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Paragraph 10 hereof. The Grantee understands that providing his or her signature below is a condition of receiving the Award and that the Company may forfeit the Award if a signature is not obtained. The Grantee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Paragraph 10 hereof.

Grantee:

APPENDIX
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. EMPLOYEES
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN
Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Restricted Stock Unit Award Agreement for Non-U.S. Employees.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment and/or residency to a different country after the Award is granted, the Company shall, in its discretion, determine the extent to which the terms and conditions contained herein shall apply to the Grantee.
Notifications
This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2020. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Award or sells any shares of Stock acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.
If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment and/or residency to a different country after the Award is granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner.
ARGENTINA
Securities Law Information. The Grantee acknowledges that the Plan is being offered and the documentation thereof is being delivered to the Grantee in its capacity as an employee of the Company or its Affiliate and is not aimed at the general public. By receiving and accepting the

Award, the Grantee (i) acknowledges that the Company or the Employer has not made, and shall not make, any application to obtain an authorization from the Argentinian Securities and Exchange Commission (Comisión Nacional de Valores) for the public offering of the underlying shares in Argentina, or otherwise taken any action that would permit a public offering of the underlying shares in Argentina within the meaning of Argentine Capital Markets Law No. 26,831, as amended, supplemented or otherwise modified from time to time (the “CML”) and of the Argentine Securities Exchange Commission General Resolution No.622/2013, as amended, supplemented or otherwise modified from time to time, and ancillary regulations; (ii) acknowledges that the Argentine Securities Exchange Commission has not approved the offering of the underlying shares nor any document relating to its offering; and (iii) agrees that it shall not sell or offer to sell any shares acquired upon settlement of the Award in Argentina other than pursuant to transactions that would not qualify as a public offering under Section 2 of the CML. The Grantee accepts that the information contained in the Plan documents may not (i) be reproduced or used, in whole or in part, for any purpose whatsoever other than as a representation of his or her holding of shares, or (ii) be furnished to or discussed with any person (other than its personal advisors on a confidential basis) without the express written permission of the Company or his or her Employer. In any case the Grantee should consult with its personal advisor to ensure that it is properly complying with applicable regulations in Argentina.
Exchange Control Information and Reporting Obligations. The Grantee acknowledges that he or she may be required to comply with the reporting regime established by Communication “A” 6401 (as amended and supplemented) of the Argentine Central Bank with respect to his or her foreign indebtedness and foreign assets, since Argentine residents (both legal entities and individuals) having foreign debt that is outstanding or that has been cancelled within a given calendar quarter, are required to comply with said reporting regime on a quarterly basis. If the balance of foreign assets and liabilities equals or exceeds US$ 50 million at the end of the calendar year, the Grantee must also file an annual presentation. In addition, holding of available external liquid assets as provided in Communication “A” 7030 (as amended and supplemented) of the Argentine Central Bank or performing sales of securities with local settlement in foreign currency or transfers of them to depository agencies abroad may limit the ability to purchase foreign currency in the Argentine foreign exchange market. The Grantee should consult with his or her personal advisor to ensure that it is properly complying with applicable foreign exchange regulations in Argentina.
Further, the Grantee acknowledges that he or she shall comply with applicable reporting obligations. In this sense, the Federal Tax Authority’s (“FTA”) General Resolution No. 4,697/2020 has established a reporting regime that shall be complied with by Argentine domiciled individuals in relation to their shares held in foreign entities, as well as a registration regime related to the transfer of shares held in foreign entities performed by individuals domiciled in Argentina without public offer.
Plan Document Acknowledgement. By accepting the Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Agreement, has reviewed the Plan and the Agreement in their entirety and fully understands and expressly accepts and approves all the terms and provisions of the Plan and the Agreement, including this Appendix. The Grantee declares to have fluent understanding of the English language and have received due advice on the legal and accountant effects and consequences of the Plan.
The Grantee is duly aware that the participation in the Plan is entirely voluntary on the part of each Grantee, has no impact on his or her employment relationship with the Employer and constitutes an expectation right to the awards that may eventually arise from the Plan, subject to the fulfilment of the required requirements.
By accepting the Award, the Grantee consents to participate in the Plan at his or her sole and voluntary decision and acknowledges that the Company does not guarantee any benefit or gain in connection with the awards offered under the Plan.
The Grantee understands that the Company has in its sole discretion decided to grant the Award under the Plan, subject to the fulfillment of certain and specific requirements described in the Plan. Consequently, the Grantee understands that the benefits that could eventually arise from the Plan do not constitute granted rights for the future and may be amended, modified or terminated at any time. The Award is granted on the assumption and condition that the Restricted Stock Units and the shares of Stock issued upon settlement of the Restricted Stock Units shall not become a part of any employment contract (either with the Company or an Affiliate) and shall not be considered a mandatory benefit or any other right whatsoever.
As a condition of the Award, unless otherwise provided by the Company, the Grantee’s termination of employment for any reason shall automatically result in the forfeiture and loss of the shares of stock subject to the unvested portion of the Restricted Stock Units. In particular, and without limitation to the provisions of the Plan, the Grantee understands and agrees that any unvested portion of the Restricted Stock Units as of the date of the Grantee’s termination of employment shall be cancelled without entitlement to the underlying shares of stock or to any amount as indemnification if the Grantee terminates employment by reason of, including, but not limited to, resignation, retirement, mutual agreement, indirect dismissal, dismissal without cause, dismissal for cause and individual or collective dismissal on objective grounds.
Finally, the Grantee understands that the grant of the Award would not be made to the Grantee but for the assumptions and conditions referred to herein; therefore, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Award shall be null and void.
Responsibility for Taxes. The Grantee acknowledges that he or she shall have to bear and be responsible for any taxes and where applicable the employee portion of any social security charges or employee contributions that the Employer is obliged to withhold or pay as a result of his or her participation in this Plan. The Grantee hereby irrevocably authorizes the Employer, to the extent legally permitted to deduct any such taxes, social security charges and/or contributions from his or her salary (including all accrued entitlements), and from any redemption amount to which he or her may be entitled to under this Plan, or to sell, or have sold, without any prior notice whatsoever all or part of the Awards and deduct the amount due from the proceeds.
Personal Asset Tax. Individuals who are residents of Argentina and undivided estates are subject to a wealth tax on their worldwide assets. This tax is levied on assets held by 31 December of each year. Argentina set a more burdensome tax treatment for the assets of Argentine residents located abroad (from 0.70 to 2.25%) (unless some requirements are met, including a partial “repatriation” of certain assets). The non-taxable minimum threshold applicable to individuals and undivided estates resident in Argentina for tax periods 2019 and onwards is ARS 2.000.000.
Data Privacy. The provisions of this Appendix are exclusively applicable to Grantees domiciled in the Argentine Republic. In case of contradiction between the provisions of the Restricted Stock Unit Award Agreement for Non-U.S. Employees and this Appendix, the provisions of this Appendix shall prevail.
The Grantee acknowledges and expressly consents by submitting the subscription form the collection and processing of the personal data provided by she or he, as well as the processing of any other personal data that his or her Employer may hold related to she or he which may be necessary for the participation in the Plan. Such collection and processing shall be performed at all times in accordance with the Argentine Data Protection Act No. 25,326, National Decree No. 1558/2001, dispositions issued by the Access to Public Information Agency and any other applicable law. Such personal data shall be retained for the time necessary to conclude the transaction and for the purposes of the Plan.
Data Controller: The Data Controller is the Company. Please note that the Grantee’s personal data shall be stored in a database duly registered with the Access to Public Information Agency on behalf of your employer and that “the Access to Public Information Agency, as the enforcing authority of Act 25.326, has the power to attend the reports and claims from those who are affected in their rights consequence of non-fulfilment of data protection provisions”
Data owners’ rights: The Grantee has the right to access, modify and correct, as well as to delete all of his or her personal information by submitting a request in writing to the Data Protection Officer, Erin Goodsell, available by phone at [ ] and by email at [ ]. The Argentine Access to Public Information Agency is the enforcing authority of the Data Protection Act No. 25.326, and has the power to process reports and claims regarding non-fulfillment of data protection provisions (La Agencia de Acceso a la Información Pública, en su carácter de Órgano de Control de la Ley Nº 25.326, tiene la atribución de atender las denuncias y reclamos que interpongan quienes resulten afectados en sus derechos por incumplimiento de las normas vigentes en materia de protección de datos personales).
International data transfer: The Grantee acknowledges and accepts that the Company and Shareworks are based in the U.S. and Canada, respectively, and that, pursuant to the Argentine data protection regulations, this jurisdiction is considered as not granting adequate levels of protection.
Security: When storing and processing the Grantee’s personally identifiable information, the Company and Shareworks shall comply with the security levels set forth in the Argentine data protection regulations. In this sense, the Company and Shareworks shall implement the technical and organizational security measures set forth in the Access to Public Information Resolution 47/2018 in order to protect the Grantee´s personal information against accidental or unlawful destruction, accidental loss, alteration, unauthorized disclosure or access, and against all other unlawful forms of processing.
AUSTRALIA
Terms and Conditions
Australian Offer Document. The Grantee understands that the offering of the Plan in Australia is intended to qualify for an exemption from a range of financial services regulatory requirements under Class Order 14/1000 issued by the Australian Securities & Investments Commission. Participation in the Plan is subject to the Grantee receiving the Australian Offer Document and the terms and conditions set forth in the Australian Offer Document and the Plan documentation provided to the Grantee. The Australian Offer Document contains important information in relation to the Plan which the Grantee should read and may wish to seek advice in relation to. The value of the Awards and the Stock can go down as well as up and that there are a number of risks applicable to them, including market and international business risk and USD:AUD currency risk.
Notifications
Securities Law Information. If the Grantee acquires shares of Stock under the Plan and offers the Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should consult with his or her personal legal advisor before making any such offer in Australia.
Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the Grantee should confirm with the bank if it shall file the report on the Grantee’s behalf.
BRAZIL
Terms and Conditions
Administrator's Power and Authority. Notwithstanding anything to the contrary in Sections 2(b), 2(f) and 8(a) of the Plan, the discretion of the Administrator to determine the eligibility of employees hired under Brazilian law to participate in the Plan and the terms and conditions that apply to each grantee may be limited by equal pay and non-discrimination principles and regulations in Brazil.
Payroll Deductions. Payroll deductions set forth in the Plan and the Agreement involving a Grantee hired under an employment agreement governed by Brazilian law shall not exceed 30% of such Grantees’ estimated gross monthly compensation (or such other maximum amount as may be permitted under Brazilian law at the time of such payroll deduction). In particular, any permission from the Administrator for a Grantee to elect to receive Restricted Stock Units in lieu of compensation pursuant to Section 8(b) of the Plan can only be structured in Brazil by means of payroll deductions expressly authorized in writing by the relevant Grantee, which proceeds shall be applied to acquire Restricted Stock Units for such Grantee. Any such payroll deduction would be subject to the limitation above.
Data Privacy. For purposes of complying with Brazilian Law nº 13.709/18 (the “Brazilian Data Protection Law”), the following provisions supplement Paragraph 10 of the Agreement and the express consent for Data processing wording provided on the signature page of the Agreement:
1.Item (h) is hereby included in Section 10 of the Agreement:
(h)Data Controller. The Company is the Data Controller (as defined in the Brazilian Data Protection Law), as it shall be responsible for the decisions regarding the processing of Data under the Plan. The Company’s contact information for purpose of the Brazilian Data Protection Law is as follows: phone number [ ], e-mail address [ ], or mail address (333 W River Park Drive, Provo, UT USA 84604 ).
2.Sections 10(c), 10(e) and 10(f) of the Agreement and the express consent for Data processing wording provided on the signature page of the Agreement are hereby amended as follows:
c)International Data Transfers. The Company and Shareworks are based in the U.S. and Canada, respectively. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the U.S. and Canada. The Company’s legal basis for the transfer of Data, where required, is the Grantee’s consent. To the extent required by applicable law, the Company shall implement appropriate safeguards for international transfers of Data, including, for example, by executing standard contractual clauses approved for such use by the European Commission. The international transfer and processing of the Grantee's Data is necessary and essential for implementing, administering and managing the Plan and the Grantee's participation in the Plan.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent with the processing of his or her data under the Plan, or if the Grantee later seeks to revoke such consent, the Grantee’s salary from or employment with the Employer shall not be affected. However, in case the Grantee refuses or withdraws consent, the Company shall not be able to grant the Award or other awards under the Plan, or administer or maintain such awards. The Grantee may exercise his or her rights provided under the Brazilian General Data Protection Law and listed herein under Section 10(f) by contacting his or her local human resources representative.
(f)Data Subject Rights. The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative. In particular, pursuant to the Brazilian Data Protection Law, the Grantee shall have the right to (i) confirm the existence of processing of his/her Data; (ii) access his/her Data; (iii) correct incomplete, inaccurate or outdated Data, (iv) anonymizing, blocking or eliminating unnecessary, excessive or Data processing in non-compliance with the provisions of the Brazilian General Data Protection Law, (v) perform Data portability; (vi) delete Data; (vii) obtain information about the public and private entities with which his/her employer has shared his/her Data; (viii) obtain information about the possibility of not providing consent for Data processing and about the consequences of such denial; and (ix) revoke his/her consent for Data processing. To receive clarifications regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative.
“By accepting this Agreement and providing an additional signature below, the Grantee declares that the Grantee expressly agrees with the Data processing practices described in Paragraph 10 hereof and consents to the collection, production, reception, classification, use, access, reproduction, transmission, distribution, processing, including internationally, archiving, storage, deletion, evaluation or control, modification, communication, transfer, dissemination or extraction of Data by the Company and the service providers referred to under Paragraph 10(b) hereof, and the transfer of Data to the recipients mentioned in Paragraph 10 hereof, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Paragraph 10 hereof. The Grantee understands that providing his or her signature below is a condition of receiving the Award and that the Company may forfeit the Award if a signature is not obtained. The Grantee understands that he or she may withdraw consent at any time with future effect for any or no reason as described in Paragraph 10 hereof.”
Nature of Grant. Paragraph 11(g) of the Agreement is hereby amended as follows:
(g)any income from and value of the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, are part of the Grantees’ compensation for labor and tax purposes in Brazil, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

Language. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
O Outorgado reconhece ser fluente em inglês e declara ter lido e compreendido todos os termos do Plano. Caso quaisquer documentos do Plano tenham sido fornecidos ao Outorgado traduzidos para outra língua que não o inglês, as versões em inglês de tais documentos deverão prevalecer em relação às respectivas traduções. As partes reconhecem e declaram sua intenção expressa de que este Contrato, bem como todos os demais documentos, notificações e procedimentos celebrados, realizados ou instituidos de acordo com este Contrato, ou direta ou indiretamente relacionado a este Contrato, sejam redigidos em inglês.
Notifications
Securities Law Information. The Awards referred to herein and the shares resulting from any Awards referred to herein have note and shall not be registered with the Brazilian Securities and Exchange Commission (Comissão de Valores Mobiliários - CVM). The Awards referred to herein and the shares resulting from any Awards referred to herein cannot be offered or sold in Brazil, except in circumstances that do not characterize a public offer or unauthorized distribution of securities in Brazil.
Exchange Controls. The inflow and outflow of funds to and from Brazil (including, for instance remittances of funds to Brazil arising from dividends and other distributions on shares resulting from any Awards or any sale proceeds thereof) requires the closing of a foreign transaction with a Brazilian bank.
Foreign Asset/Account Reporting Information. Brazilian residents must report to the Brazilian Central Bank (i) on an annual basis, investments held outside of Brazil (including shares of Stock acquired under the Plan) involving amounts equal to or higher than US$ 1,000,000 (or its equivalent in any other foreign currency; (ii) on a quarterly basis, investments held outside of Brazil (including shares of Stock acquired under the Plan) involving amounts equal to or higher than US$ 100,000,000 (or its equivalent in any other foreign currency). The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
CANADA
Terms and Conditions
Award Payable Only in Stock. Notwithstanding anything to the contrary in Section 8(a) of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive (or any obligation to accept) a cash payment. This provision is without prejudice to the application of Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees.

Withholding Taxes. For greater certainty, the withholding discretion for Tax-Related Items provided to the Company and/or the Employer under Paragraph 6(b) of the Restricted Stock Unit Award Agreement for Non-U.S. Employees shall only apply in the absence of adequate arrangements for such withholdings that are satisfactory to the Company and/or the Employer being made by the Grantee.
Termination of Employment. The following provisions replace Paragraph 3(b) of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
For purposes of the Award, the date of the Grantee’s termination of employment shall be the date that is the earliest of (i) the date on which the Grantee’s employment is terminated, (ii) the date on which the Grantee receives notice of termination, or (iii) the date on which the Grantee is no longer actively providing services to the Company or any Subsidiary, in each case, regardless of any notice period or period of pay in lieu of such notice required under applicable employment laws in the jurisdiction where the Grantee is employed (including, but not limited to statutory law, regulatory law and/or common law) or the terms of the Grantee’s employment agreement, if any. The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).
The following provisions apply if the Grantee resides in Quebec:
Language. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Data Privacy. The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and any Subsidiary and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.

Signature. The following provisions replace the additional signature block of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:

By accepting this Agreement and providing an additional signature below, the Grantee declares that the Grantee expressly agrees with the provisions regarding termination of employment described in Paragraph 3 hereof and the attached Appendix for the Grantee’s country. The Grantee understands that providing his or her signature below is a condition of receiving the Award and that the Company may forfeit the Award if a signature is not obtained.

Grantee:
Notifications
Securities Law Information. The Grantee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Stock is listed and otherwise complies with all applicable securities laws.
Foreign Asset/Account Reporting Information. Canadian taxpayers must report annually on Form T1135 (Foreign Income Verification Statement) the foreign property (including shares of Stock acquired under the Plan) held if the total value of such foreign property exceeds C$100,000 at any time during the year. Unvested Restricted Stock Units also must be reported (generally at nil cost) on Form 1135 if the C$100,000 threshold is exceeded due to other foreign property held. If shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB ordinarily would equal the fair market value of the shares of Stock at the time of acquisition, but if the Grantee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time the individual files his or her annual tax return. The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
COLOMBIA
Securities Law. The Grantee acknowledges and agrees that as the Grantees in Colombia are limited to a small number, the Plan and the Agreement qualify as a private placement and do not trigger securities law requirements. In fact, only offers of shares to undetermined persons or to 100 or more determined persons are considered to be public offerings requiring registration. Furthermore, the offering of Restricted Stock Units qualifies as a private placement based on the fact that these units are neither negotiable nor incorporated into securities that are traded on a stock market.
Exchange Law. The Grantee acknowledges that any proceeds that may arise from the disposal of the Award must generally be repatriated, but under certain circumstances, this requirement may be waived, but the Grantee shall be subject to certain reporting requirements.

Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.
Data Privacy. The Grantee hereby authorizes the Company and the Company’s representatives to transfer, discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, my Employer and the Administrator to disclose and discuss all the information relating to the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file and to transfer the same as required for purposes of the Plan.
The Grantee acknowledges and agrees that any direct or indirect benefit, in cash or in kind, derived from the plan shall not be considered as salary nor as a constituent part of it for any purpose.
COSTA RICA
Terms and Conditions
Tax Information. By accepting the Award, the Grantee acknowledges that granting of vested shares by the foreign company as part of the compensation package of the employee is considered a salary benefit for tax purposes in Costa Rica. This means that the giving of vested shares is subject to payment of salary tax at the Costa Rican level.
During the vesting period, meaning from the moment when the shares are awarded to the employee until the moment when the shares vest, no tax payment applies. The reason is that the employee at that point only has a mere expectation and not a real benefit yet. Once the vesting period has elapsed, the employer has the obligation to withhold the salary tax. At the moment the shares vest and they are distributed to the employee, the applicable salary tax rate is 15% upon the stock value or the difference in the given share price.
Securities Law Information. The Restricted Stock Units are being granted pursuant to the “Stock Plan” exemption under Article 7(b) of the Rules on Public Offering of Securities. The Plan has not been listed or registered before the Costa Rican General Superintendence of Securities.
DENMARK
Termination of Employment. Notwithstanding any provisions of the Agreement to the contrary, the treatment of the Award upon the Grantee’s termination of employment shall be governed by the Danish Act on the Use of Rights to Purchase or Subscribe for Shares etc. in Employment Relationships (the “Stock Option Act”), as in effect at the time of the Grantee’s termination of employment.
Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this Agreement which were provided to the Grantee in English. The

Grantee acknowledges having received an “Employer Information Statement” in Danish, which is being provided to comply with the Stock Option Act.
Data Privacy. The Company is data controller for the processing of the Grantee’s Data. The Company’s global data protection officer’s contact information is as follows: Erin Goodsell, [ ], [ ].
The Company transfers Data to Shareworks. The transfer is in accordance with the adequacy decision issued by the European Commission in respect of Canada. The European Commission’s adequacy decision is available at: https://eur-lex.europa.eu/legal-content/en/TXT/?uri=CELEX%3A32002D0002.
The Grantee has the right to lodge a complaint concerning the protection of the Grantee’s Data to the supervisory authority of the Grantee’s country of residence or work or the place where the Grantee’s rights have been subject to violation, the Danish Supervisory Authority being Datatilsynet whose contact information is available on the Authority’s website, at www.datatilsynet.dk.
The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
FRANCE
Terms and Conditions
Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.
Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Tax Information. The Award is not intended to be a French tax-qualified award.
Foreign Asset/Account Reporting Information. French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities on their annual tax returns. Failure to complete this reporting triggers penalties. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
GERMANY
Terms and Conditions
Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.
Zustimmung in Bezug auf die verwendete Sprache. Mit der Annahme der Zuwendung bestätigt der Zuwendungsempfänger, dass er die Dokumente in Bezug auf diese Zuwendung (den Plan und die Vereinbarung), die dem Zuwendungsempfänger in englischer Sprache zur Verfügung gestellt wurden, gelesen und verstanden hat. Der Zuwendungsempfänger akzeptiert den Inhalt dieser Dokumente.
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including any proceeds realized upon the sale of shares of Stock or the receipt of any dividends), the report must be made by the fifth day of the month following the month in which the payment was received. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
HONG KONG
Terms and Conditions
Data Privacy Information and Consent. The following supplements Paragraph 10 of the Agreement:
The Company, Shareworks, and the Employer shall comply with the Personal Data (Privacy) Ordinance of Hong Kong in relation to the Grantee’s Data.
By signing or electronically agreeing to this Agreement, the Grantee (i) consents to his or her Data being transferred outside of Hong Kong to the Company and Shareworks, which are located in the U.S. and Canada respectively, and any other service providers, for the purposes set out in Paragraph 10 of this Agreement; and (ii) further acknowledges that the jurisdictions where the recipients of his or her Data as mentioned in Paragraph 10 of this Agreement are located may not provide an adequate level of protection from a Hong Kong data protection law perspective.
INDIA
Terms and Conditions
Eligibility. For purposes of this Agreement, the Grantee, shall be considered an employee of the Company or an Affiliate. The Grantee recognizes that the Company has in its sole discretion, decided to grant the Award under the Plan to individuals who may be employees of the Company or its Affiliates.
Nature of Grant. Nothing in the Plan or this Agreement shall create an employer-employee relationship between the Company and the Grantee. The Grantee understands and agrees that the Award shall not become a part of his or her employment contract or constitute a component of his or her “salary”. Consequently, the Award (or its money equivalent) shall not be considered for purposes of calculating benefits, such as provident fund, gratuity or other related compensation (other than in case of Award in lieu of compensation). Furthermore, the benefits received cannot be taken into consideration for any dismissal claims.
Notifications
Securities Law Information. The Award shall be considered a private placement and no prospectus, disclosure or financial requirements shall be triggered. The offering of the Plan in India qualifies for exemption from the provisions of the Securities and Exchange Board of India (Share Based Employee Benefits) Regulations, 2014. It is therefore not subject to registration with the Indian securities regulator.
Exchange Control Information. It is the Grantee’s responsibility to comply with the foreign exchange control laws and regulations in India. The Grantee must make the purchase remittance under the extant liberalized remittance scheme of the Foreign Exchange Management Act, 1999, whereunder an Indian resident can buy securities of a foreign company for an amount not exceeding US$ 250,000 in a financial year (i.e., April 1st of one calendar year to March 31st of the next calendar year). The Grantee recognizes that this limit is the aggregate amount that he or she can remit in a financial year and shall include his or her remittances towards all permissible current and capital account transactions. All transfer of funds into or out of India must be initiated through a bank account held by the Grantee with a bank in India. The Grantee may sell the shares received provided the proceeds thereof are repatriated to India immediately on receipt thereof and in any case not later than 90 days from the date of sale.
Tax Information. The Award shall be taxed upon vesting. However, the fair market value of the shares of Stock at the time of acquisition must be ascertained in accordance with the fair market value as determined by a licensed Indian Merchant Banker.
The Grantees, who are Indian tax residents, shall be subject to taxation in India on their global income, subject to benefits available, if any, under the avoidance of double taxation treaty between India and the U.S. Thus, in case of earned foreign-sourced income, namely, investment income, i.e., dividend and capital gains, such incomes must be included in the total taxable income and disclosed in the prescribed schedule of the income-tax return (ITR). For more specific advice, please consult a tax advisor.
Without limitation to Paragraph 6 of the Agreement, the Grantee shall be liable for all taxes arising from the Award and undertakes to pay all taxes under the applicable laws. The Grantee agrees to indemnify and keep indemnified the Company or the Employer against any taxes that they are required to pay or withhold or have paid or shall pay to the Indian tax authorities on the Grantee’s behalf.
Foreign Asset/Account Reporting Information. Indian tax residents holding foreign securities (including shares of Stock acquired under the Plan) must report details of the foreign assets held in Schedule FA of the ITR, and the income earned therefrom along with nature and head of income under which such income has been offered to tax. The Grantee should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.
Data Privacy. By acknowledging the Award, the Grantee agrees that some of his or her personal identifiable information must be provided to certain employees of the Company, its Affiliates, the Employer or to the Administrator. The Grantee hereby authorizes the Company, its Affiliate, the Employer, and the Administrator to disclose and discuss the personal information, the Plan and related matters with their advisors and to record and maintain all relevant information. The Grantee understands that the personal information may be transferred, processed, and stored outside of India in a country that may not have the same data protection laws as India for the purposes mentioned in the Award.
IRELAND
Terms and Conditions
Nature of Grant. The following provision supplements Paragraph 11 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
In accepting the Award, the Grantee understands and agrees that the benefits received under the Plan shall not be taken into account for any redundancy or unfair dismissal claim.
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Director Notification Obligation. Unless their interest in the Company represents one percent or less of the Company’s share capital or does not carry the right to vote, directors, shadow directors or secretaries of an Irish Subsidiary must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Awards granted under the Plan, shares of Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests shall be attributed to the director, shadow director or secretary).
ITALY
Terms and Conditions
Online Subscription. Online subscription for Italian employees is possible, provided that access to online subscription resources is clearly personally reserved to the employees and appropriate safety measures are in place. Corporate emails and corporate intranet with specific username and password appear as appropriate instruments for purpose of online subscription, provided that such tools used are directly related to the issuer or to its controlled companies.
Plan Document Acknowledgement. By accepting the Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.
The Grantee further acknowledges having read, and specifically and expressly approves, the following provisions of the Agreement: (i) Paragraph 1 - Restrictions on Transfer of Award; (ii) Paragraph 2 - Vesting of Restricted Stock Units, (iii) Paragraph 3 - Termination of Employment, (iv) Paragraph 4 - Issuance of Shares of Stock, (v) Paragraph 6 - Responsibility for Taxes, (vi) Paragraph 10 - Data Privacy Information and Consent, (vii) Paragraph 11 - Nature of Grant, (viii) Paragraph 14 – Language, (ix) Paragraph 16 - Waivers, (x) Paragraph 17 - Governing Law and Venue, (xi) Paragraph 18 – Severability, (xii) Paragraph 19 - Imposition of Other Requirements, and (xiii) Paragraph 20 – Electronic Delivery and Acceptance.
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Foreign Asset/Account Reporting Information. Italian residents who, during the fiscal year, hold investments abroad or foreign financial assets (e.g., cash, shares of Stock, as well as, in certain cases, any vested options/rights to acquire/receive shares, but excluding unvested non-transferable options/rights) which may generate income taxable in Italy are required to report such on their annual tax returns (Income of Individuals Form, RW Schedule) or on a special form if no tax return is due. The same reporting obligations apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets, are beneficial owners of the investment pursuant to Italian money laundering provisions. Such reporting obligations do not apply if the foreign financial assets are deposited/subdeposited with an Italian-based financial intermediary in charge of the collection of income deriving therefrom to the extent the income is subject to Italian withholding or substitute tax by the same intermediary. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
Foreign Financial Asset Tax. If foreign financial assets are held abroad by Italian-resident individuals directly and no relationship of custody, administration or management is in place with an Italian intermediary, the value of the financial assets held outside of Italy by individuals resident of Italy is subject to a foreign asset tax (so called “IVAFE”) at an annual rate of two per thousand (0.2%). The taxable amount shall be the fair market value of the financial assets (e.g., shares of Stock) assessed at the end of the calendar year or, if the assets are no more held at the end of the year, at the end of the holding period (in case of ownership for a fraction of the year, a pro rata calculation is made). No tax payment duties arise if the amount of the comprehensive foreign financial assets held abroad does not exceed €6,000.1 The potential double taxation is avoided by allowing Italian residents to credit net worth foreign taxes (if any) paid abroad against, and up to the amount of, the Italian foreign asset tax.
JAPAN
Notifications
Foreign Asset/Account Reporting Information. Japanese residents (excluding non-permanent residents) are required to report details of any assets held outside Japan as of December 31 (including shares of Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report shall be due by March 15 each year. The Grantee should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.
Exchange Control Information. Japanese residents must file a post facto report with the Ministry of Finance through the Bank of Japan within 20 days after a Vesting Date if a total net fair market value of shares of Stock acquired on such Vesting Date under the Plan is in excess of ¥100 million yen. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
MALAYSIA
Securities Law Information. The Award and this Agreement are not intended for person(s) who is/are not employee of the Company or its Affiliates. In accepting the Award, the Grantee acknowledges that he or she is an employee of the Company or its Affiliate.
Exchange Control Information. Insofar as the Grantee is a resident individual with domestic Ringgit Malaysia borrowing, the Grantee declares that (i) his/her investment abroad in the
1 Please note that if the shares are held through an Italian-based financial intermediary, Italian resident individuals are subject to a stamp duty on communications regarding such financial assets at an annual rate of 0.2%. The taxable amount will be the fair market value of the financial assets (e.g., shares) at the end of the year or, if the assets are no more held at the end of the year, at the end of the holding period (in case of ownership for a fraction of the year, a pro rata calculation is made).

aggregate (including the value of the Award) using, among others, foreign currency funds sourced from conversion of Ringgit Malaysia for the current calendar year does not and shall not exceed RM1 million equivalent; and (ii) his/her investment abroad for the current calendar year (including the value of the Award) in aggregate using foreign currency borrowing obtained from a Malaysian Central Bank licensed onshore bank or a non-resident of Malaysia does not and shall not exceed RM10 million equivalent.
Notis dan kebenaran privasi data.
Pengumpulan data dan penggunaan. Penerima Anugerah RSU (“Penerima Anugerah”) “2021 Qualtrics International Inc. Employee Omnibus Equity Plan” (“Pelan”) yang dianugerah oleh Qualtrics International Inc. (“Syarikat”), dengan menandatangani perjanjian ini (termasuk secara fizikal atau elektronik) memberi kebenaran kepada Syarikat dan subsidiari yang menggaji Penerima Anugerah (“Majikan”) termasuk mengumpul, memproses dan mengguna data peribadi, termasuk tetapi tidak terhad kepada nama Penerima Anugerah, alamat, nombor telefon, alamat emel, tarikh lahir, numbor insurans social, pasport atau nombor identifikasi lain, gaji, kewarganegaraan, pangkat jawatan, saham atau jawatan sebagai pengarah dalam Syarikat, butir-butir semua anugerah yang diberi dalam Pelan atau hak-hak ke atas saham yang dianugerahi, dibatalkan, dilaksanakan, diletakhak atau tidak atau yang masih tertunggang dari segi hak Penerima Anugerah (“Data”), untuk perlaksanaan, pentadbiran dan pengurusan Pelan atau hak-hak berkenaan anugerah saham Syarikat yang lain. Selainkan dinyatakan di dalam lampiran ini berkaitan dengan negara atau lokasi Penerima Anugerah, asas undang-undang, sekiranya diperlukan, untuk pemprosesan Data adalah perisytiharan kebenaran eksplisit yang diberikan oleh Penerima Anugerah apabila Penerima Anugerah menandatangani perjanjian ini (termasuk secara fizikal atau elektronik).
Pentadbiran Pelan oleh pembekal perkhidmatan. Syarikat akan memindah Data kepada Solium Capital ULC dan sekutunya (“Shareworks”), yang membantu Syarikat dengan perlaksanaan, pentadbiran dan pengurusan Pelan. Syarikat juga mungkin melantik pembekal perkhidmatan yang lain dan berkongsi Data dengan pembekal perkhidmatan yang tersebut. Penerima anugerah mungkin akan diminta untuk bersetuju dengan terma-terma dan amalan-amalan pemprosesan data Shareworks yang berlainan dan persetujuan tersebut adalah syarat untuk menyertai Pelan ini.
Pemindahan data antarabangsa. Syarikat dan Shareworks adalah entiti yang beroperasi di Amerika Syarikat dan Kanada. Penerima Anugerah mungkin bermastautin di negara yang mempunyai undang-undang perlindungan data peribadi yang lain. Penerima Anugerah dengan menandatangani perjanjan ini bersetuju terhadap pemindahan Data ke Amerika Syarikat dan Kanada. Selainkan dinyatakan di dalam lampiran ini berkaitan degan negara atau lokasi Penerima Anugerah, asas undang-undang Syarikat untuk pemindahan Data, termasuk pemindahan ke negara-negara lain tanpa perlindungan yang memaidai dikeluarkan oleh Suruhanjaya Eropah, sekiranya diperlukan, adalah kebenaran Penerima Anugerah. Syarikat akan melaksanakan perlindungan yang sesuai untuk pemindahan Data antarabangsa setakat diperlukan oleh undang-undang yang terpakai, termasuk contohnya, menandatangani klausa kontrak yang standard dan yang diluluskan oleh Suruhanjaya Eropah.

Pengekalan Data. Syarikat akan memegang dan menggunakan Data selagi Data tersebut adalah diperlukan untuk melaksanakan, mentadbir dan menguruskan penyertaan Penerima Anugerah dalam Pelan, atau diperlukan untuk pematuhan dengan kewajipan di bawah undang-undang dan peraturan, termasuk berkenaan dengan percukaian, kawalan pertukaran, buruh dan undang-undang sekuriti. Apabila Syarikat atau Majikan tidak lagi memerlukan Data untuk tujuan yang disebut di atas, mereka akan berhenti memproses dalam konteks di atas dan menyingkir data tersebut daripada system yang diguna oleh mereka untuk tujuan tersebut setakat yang mungkin.
Kesukarelaan dan implikasi penafian dan penarikbalikan kebenaran. Penyertaan dalam Pelan ini adalah secara sukarela dan Penerima Anugerah memberi kebenaran di bawah perjanjian ini secara sukarela. Sekiranya Penerima Anugerah tidak memberi kebenaran, atau menarik balik kebenaran di masa kemudian, gaji Penerima Anugerah daripada penggajian di bawah Majikan tidak akan terjejas. Implikasi yang akan timbul daripada keenggannan atau pernarikbalikan kebenaran adalah Syarikat tidak dapat memberi anugerah- anugerah di bawah Pelan atau mentadbir atau mengekalkan anugerah tersebut.
Hak-hak subjek data. Penerima Anugerah mempunyai hak-hak di bawah undang-undang perlindungan data peribadi di negaranya. Bergantung kepada undang-undang tersebut, hak-hak yang tersebut termasuk (i) meminta akses ke atau Salinan Data yang diproses oleh Syarikat, (ii) pembetulan Data yang khilaf, (iii) pembuangan Data, (iv) penyekatan pemprosesan Data, (v) penyekatan kemudahalihan Data, (vi) pembatalan kebenaran; (vii) membuat aduan kepada pihak berkuasa di negara Penerima Anugerah, dan/atau (viii) menerima satu senarai name dan alamat penerima yang berkemungkinan menerima Data. Untuk penjelasan berkenaan hak-hak dan perlaksanaan hak-hak tersebut, Penerima Anugerah boleh menghubungi jabatan sumber manusia Majikan.
Asas undang-undang atau kebenaran tambahan yang lain. Penerima Anugerah memahami bahawa Syarikat mungkin bergantung kepada asas undang-undang yang berlainan untuk pengumpulan, pemprosesan dan pemindahan Data di masa hadapan dan/atau meminta Penerima Anugerah untuk memberi kebenaran data privasi yang lain. Sekiranya terpakai, atas permintaan Syarikat atau Majikan, Penerima Anugerah akan memberi kebenaran melalui perjanjian data privasi yang dilaksanakan (atau perjanjian atau kebenaran yang lain) yang diperlukan oleh Syarikat dan/atau Majikan untuk pentadbiran penyertaan Penerima Anugerah dalam Pelan yang mematuhi undang-undang perlindungan data peribadi di negara Penerima Anugerah, sama ada sekarang atau di masa hadapan. Penerima Anugerah memahami dan bersetuju bahawa Penerima Anugerah tidak dapat menyertai Pelan ini sekiranya Penerima Anugerah tidak menyediakan perjanjian tersebut yang diminta oleh Syarikat dan/atau Majikan.
Sila rujuk ke perenggan 10(a) sehingga 10 (g) perjanjian ini berkenaan dengan maklumat privasi data peribadi dan kebenaran yang diperlukan dalam Bahasa Inggeris.
MEXICO
Securities Notice. Neither the Restricted Stock Units nor the shares of Stock subject to the Restricted Stock Units have been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and may not be offered or sold publicly in Mexico. The Plan and any materials received in connection with the Restricted Stock Units may not be publicly distributed in Mexico. Such materials are addressed to the Grantee only because of the Grantee’s existing labor relationship with the Company and may not be reproduced or copied in any form. The offer contained in such materials is addressed solely to the present employees of the Company and its Affiliates, and any rights under such offering may not be assigned or transferred.
Labor Law Disclaimer. Please note that the Award is provided to the Grantee by the Company, not by the Grantee’s Employer. The decision to include a beneficiary in this or any future offering is taken by the Company in its sole discretion. This Agreement does not form part of the Grantee’s employment agreement and does not amend or supplement such agreement. Participation in the Plan does not entitle you to future benefits or payments of a similar nature or value, and does not entitle the Grantee to any compensation in the event that the Grantee loses rights under the Plan or this Agreement as a result of the termination of the Grantee’s employment. Benefits or payments that the Grantee may receive or be eligible for under the Plan shall not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Grantee (including in cases of termination of employment).
NETHERLANDS
Terms and Conditions
Responsibility for Taxes. The arrangements concerning taxes and Tax-Related Items (including but not limited to Section 13 of the Plan and Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees) shall apply to the maximum extent permitted by law.
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Securities Law Information. This Award is offered to fewer than 150 persons in the Netherlands and is therefore not subject to the requirement to prepare an approved prospectus in accordance with Article 3 of the EU Prospectus Regulation (Regulation (EU) 2017/1129). The Restricted Stock Unit Award Agreement for Non-U.S. Employees and the Plan have not been nor shall they be registered with tor approved by the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten) (the Dutch securities regulator), and none of these documents constitutes a public offering prospectus, and neither this document nor any materials relating to the shares of Stock may be publicly distributed or otherwise made publicly available in the Netherlands.
Exchange Control Information. The Dutch Central Bank (De Nederlandsche Bank, “DNB”) may designate certain Dutch residents as being required to notify the DCB of specific transactions with foreign countries but it is unlikely that employees shall be so designated as a result of their participation in the Plan.
NEW ZEALAND
Notifications
Tax Information. The Plan is an “employee share scheme” to which the Income Tax Act 2007 and the Tax Administration Act 1994 apply.
POLAND
Terms and Conditions
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Notifications
Exchange Control Information. Polish residents holding foreign securities (including shares of Stock) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. Any transfer of funds in excess of €15,000 must be effected through a bank account in Poland (however, if such transfer of funds is connected with the business activity of independent contractors or entrepreneurs, then the applicable threshold is PLN 15,000). The Grantee should maintain evidence of such foreign exchange transactions for five years, in case of a request for production of the same by the National Bank of Poland.
SINGAPORE
Securities Law Restrictions. The Restricted Stock Units are being granted pursuant to an exemption from the prospectus requirements under the Securities and Futures Act (Cap. 289 of Singapore) (“SFA”). The Grantee acknowledges that the Plan has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the Plan, this Agreement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Restricted Stock Units may not be circulated or distributed, nor may the Restricted Stock Units or shares of Stock subject to the Restricted Stock Units be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with, the conditions of an exemption under any provision of Subdivision (4) of Division 1 of Part XIII of the SFA.

Classification of Award. The Restricted Stock Units and shares of Stock subject to the Restricted Stock Units are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).
Chief Executive Officer and Director Notification Obligation. The Chief Executive Officer (“CEO”) and the directors, associate directors and shadow directors of a Singapore Subsidiary are subject to certain notification requirements under the Companies Act, Chapter 50 of Singapore. The CEO, directors, associate directors and shadow directors must notify the Singapore Subsidiary in writing of an interest (e.g., Restricted Stock Units, shares of Stock, etc.) in the Singapore Subsidiary or any of its related company within two business days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g. when the shares of Stock are sold), or (iii) becoming the CEO or a director, associate director or shadow director.
SOUTH KOREA
Notifications
Securities Law Information. An offer of shares by an offshore parent company to local employees of its majority-owned subsidiary in South Korea pursuant to an employee share plan established for employee welfare is considered as a private placement exempt from any disclosure requirements under the securities law of South Korea.
Foreign Asset/Account Reporting Information. A South Korea tax resident is required to report their bank and financial accounts in a foreign country to the Korean tax authority by June 30th of the following year if the aggregate balance of these accounts exceed KRW 500 million at the end of any month during a calendar year. A foreign tax resident who has resided in Korea for no more than five years in aggregate during a ten-year period from the end of a tax year can be exempted from the reporting obligation.
SPAIN
Terms and Conditions
Data Subject Rights. The following provision replaces Paragraph 10(f) of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) request the portability of Data, (vi) revoke consent, (vii) lodge complaints with competent authorities in the Grantee’s jurisdiction, that for Spain is the Spanish Data Protection Agency (www.aepd.es), and/or (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative.

Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
Acknowledgement. By accepting the Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement.
The Grantee further acknowledges having read, and specifically and expressly approves, the following provisions of the Agreement: (i) Paragraph 2 - Vesting of Restricted Stock Units, (ii) Paragraph 3 - Termination of Employment, (iii) Paragraph 4 - Issuance of Shares of Stock, (iv) Paragraph 6 - Responsibility for Taxes, (v) Paragraph 10 - Data Privacy Information and Consent, (vi) Paragraph 11 - Nature of Grant, (vii) Paragraph 17 - Governing Law and Venue, and (viii) Paragraph 19 - Imposition of Other Requirements.
Nature of Grant. This provision supplements Paragraph 11 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
The Grantee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the Award under the Plan to individuals who may be employees of the Company or any Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant shall not economically or otherwise bind the Company or any Subsidiary. Consequently, the Grantee understands that the Award is granted on the assumption and condition that the Restricted Stock Units and the shares of Stock issued upon settlement of the Restricted Stock Units shall not become a part of any employment contract (either with the Company or Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.
As a condition of the grant of the Award, unless otherwise provided by the Company, the Grantee’s termination of employment for any reason shall automatically result in the forfeiture and loss of the shares of Stock subject to the unvested portion of the Restricted Stock Units. In particular, and without limitation to the provisions of the Plan, the Grantee understands and agrees that any unvested portion of the Restricted Stock Units as of the date of the Grantee’s termination of employment shall be cancelled without entitlement to the underlying shares of Stock or to any amount as indemnification if the Grantee terminates employment by reason of, including, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, and/or Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

Finally, the Grantee understands that the grant of the Award would not be made to the Grantee but for the assumptions and conditions referred to herein; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Award shall be null and void.
Notifications
Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or shall take place in the Spanish territory. The Agreement and the Plan have not been nor shall they be registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of these documents constitutes a public offering prospectus.
Exchange Control Information. It is the Grantee’s responsibility to comply with exchange control regulations in Spain. The Grantee must declare the acquisition of shares of Stock for statistical purposes to the Spanish Dirección General de Comercio Internacional e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed a D-6 form in January for shares of Stock owned as of December 31 of each year. However, if the value of the shares of Stock or the sale proceeds exceed €1,502,530 (or if I hold 10% or more of the share capital of the Company), a declaration must be filed within one month of the acquisition or sale, as applicable.
When receiving foreign currency payments in excess of €50,000 derived from the ownership of Stock (e.g., as a result of the sale of Stock or the receipt of dividends), the Grantee must inform the financial institution receiving the payment of the basis upon which such payment is made. The Grantee shall likely need to provide the institution with the following information: (i) the Grantee’s name, address, and fiscal identification number, (ii) the name and corporate domicile of the Company, (iii) the amount of the payment, (iv) the currency used, (v) the country of origin, (vi) the reasons for the payment, and (vii) any additional information that may be required.
Further, the Grantee is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the shares of Stock held in such accounts if the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000. Notwithstanding the above, the Grantee may be required to provide with this information to Bank of Spain under specific request.
Foreign Asset/Account Reporting Information. To the extent that the Grantee holds shares/units of Stock and/or has bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31 of one fiscal year, the Grantee shall be required to report information on such assets on his or her tax return (tax form 720) for such year. After such shares/units of Stock and/or accounts are initially reported in a specific fiscal year, the reporting obligation shall apply for subsequent years only if the value of any previously-reported units/shares of Stock or accounts increases by more than €20,000 or are sold/cancelled. The reporting must be completed, in general terms, by March 31 following the end of the relevant year.

In any case, the Grantee, acknowledges that the Company is neither assessing from a financial nor a tax perspective and the Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
SWEDEN
Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).
SWITZERLAND
Notifications
Securities Law Information. In Switzerland, the grant of Restricted Stock Units is exempt from the requirement to prepare and publish a prospectus under the Swiss Financial Services Act (FINSA). This Agreement does not constitute a prospectus pursuant to the FINSA and no such prospectus has been or shall be prepared for or in connection with the Restricted Stock Unit grant pursuant to the Plan. This Agreement is neither subject to any governmental approval nor must be filed with any Swiss authorities.
TAIWAN
Terms and Conditions
Data Privacy Information and Consent. The following amendments are made to Paragraph 10 of the Agreement:
In Paragraph 10(a), delete “The Company and the Employer collect, process and use” and insert “The Company and the Employer collect, process and use by way of the internal intranet of the Company”.
In Paragraph 10(f)(ii), delete “rectify incorrect Data” and insert “supplement Data or rectify incorrect Data”.
In Paragraph 10(f)(iv), delete “restrict the processing of Data” and insert “restrict or suspend the collecting, processing, and using of Data”.
Nature of Grant. The following provision supplements Paragraph 11 of the Agreement:
The Grantee acknowledges and agrees that the benefits received under the Plan is not “regular payment” and the grant thereof is discretionary benefits, rather than the fixed compensation for work, and thus should neither be considered as wage under the Labor Standards Act of Taiwan nor for severance or pension payments or entitling employees to claim similar benefits in the future.

Notifications
Securities Law Legends. The offering, distribution, and resale of Stock or any interest therein under the Plan have not been and shall not be approved by or registered with the Taiwan Financial Supervisory Commission pursuant to the Securities and Exchange Act of Taiwan and thus cannot be offered, distributed or resold in Taiwan through a public offering or in circumstance which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan.
Exchange Control Information. Each Grantee in Taiwan is subject to the following regulation and control by the Central Bank of the ROC (Taiwan) for foreign exchange transactions in connection with the Plan. A prior filing of a duly completed and executed declaration form to the handling bank is required for any single foreign exchange transaction or remittance of NT$ 500,000 or more, and if a remittance reaching or exceeding US$ 500,000 by an individual, or US$ 1 million by a corporate entity, he/she shall be required to submit the supporting documents evidencing the purpose of the remittance, in addition to the declaration. If inward/outward remittance and conversion of foreign currencies exceeds the annual foreign exchange quota (US$5 million per calendar year for a Taiwan citizen), a prior foreign exchange approval from the Central Bank of the ROC (Taiwan) is required. For an individual who is not Taiwan citizen, any single foreign exchange transaction or remittance in excess of US$100,000 shall not require foreign exchange approval of the Central Bank of the ROC (Taiwan).
THAILAND
Terms and Conditions
Responsibility for Taxes. Notwithstanding Paragraphs 11(f) and (g) of this Agreement, the Grantee, shall be required to calculate his/her year-end personal income tax by including any economic value receiving under the Equity Plan as income derived from Thai source (i.e. due to the employment in Thailand) for the relevant year. The Grantee must consult his or her personal advisor to ensure the compliance with Thai tax laws.
Notifications
Securities Law Information.
Restricted Stock Units under Section 8(a) of the Plan: The Award is not considered as an offering and is therefore not subject to the registration or report with the Securities and Exchange Commission of Thailand (the “Thai SEC”). Therefore, neither this document nor any materials relating to the shares of Stock are required to be submitted, approved, or reported to the Thai SEC.
Restricted Stock Units under Section 8(b) of the Plan: The Grantee acknowledges that the conversion of any future cash compensation to a fixed number of the Restricted Stock Units is considered as an offering via private placement by a foreign company in Thailand. The Grantee acknowledges that the Company may be subject to duty to report the sale result and submit the report form together with other materials relevant to this Plan to the Thai SEC as required by the Thai SEC and agrees to provide any materials, documents or information, support and cooperate with the Company to achieve the submission of such report.
UNITED ARAB EMIRATES
Terms and Conditions
Nature of Grant. The following provisions supplement Paragraph 11 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
The Grantee acknowledges that the Award and related benefits do not constitute a component of his or her “wages” for any legal purpose. Therefore, the Award and related benefits shall not be included and/or considered for purposes of calculating any and all labor benefits, such as social insurance contributions, end of service gratuity and/or any other labor-related amounts which may be payable.
Notifications
Securities Law Information. The Agreement, the Plan and other incidental communication materials concerning the Award (“Materials”) are intended for distribution only to employees of the Company or its Subsidiaries. The information contained in these Materials does not constitute an offer of securities registered under the laws of the United Arab Emirates (“UAE”) relating to funds, investments or otherwise. The Materials have not been approved by the UAE Central Bank, the Securities and Commodities Authority (“SCA”), the Dubai Financial Services Authority, the Financial Services Regulatory Authority, the Dubai International Financial Centre, the Abu Dhabi Global Market or any other authority in the UAE. Furthermore, no authorization, permit or license has been granted by the SCA or any authority in the UAE to market, offer, place or sell the shares in the UAE. These Materials are strictly private and confidential and are being distributed only to select employees of the Company or its Subsidiaries. These Materials (a) do not constitute a public offer, or an advertisement or solicitation to the general public; (b) are intended only for the original recipients hereof to whom these documents are personally provided and may not be reproduced or used for any other purpose. The Plan is not offered or intended to be sold directly or indirectly to the public in the UAE.
Further, the shares of Stock underlying the Award may be illiquid and/or subject to restrictions on their resale. The Grantee should conduct his or her own due diligence on the Restricted Stock Units and the shares of Stock. If the Grantee is in any doubt about any of the contents of the grant or other incidental documents, he or she should obtain independent professional advice.
UNITED KINGDOM
Any Award made to an eligible employee in the UK under the Plan shall be made pursuant to and be governed by the provisions of the 2021 Qualtrics International Inc. UK Sub Plan (the “UK Sub Plan”). Accordingly, for Grantees based in the UK, references to the Plan in the

Restricted Stock Unit Award Agreement for Non-U.S. Employees to which this Appendix relates shall be deemed to be references to the UK Sub Plan.
Terms and Conditions
Award Payable Only in Stock. Notwithstanding anything to the contrary in Section 8(a) of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive a cash payment. This provision is without prejudice to the application of Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees.
Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees:
Without limitation to Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees, the Grantee agrees that the Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or, if different, the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or shall pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.
Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision shall not apply if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee shall be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Grantee by any of the means referred to in Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-U.S. Employees.
In the event that any Class A common stock acquired falls within the meaning of ‘restricted securities’ for the purposes of Chapter 2 of Part 7 to the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”), I agree to, if at any time specified by the Company or my Employer, enter into a joint election with the Company (or my Employer, if different) under section 431(1) of ITEPA in order to disapply all restrictions attaching to such Stock (in the form prescribed or agreed by HMRC) and in order to elect to pay income tax (if any) computed by reference to the unrestricted market value (as defined in ITEPA) of the Stock no later than 14 days after the acquisition of such Stock (or such longer period as HMRC may direct).

Data Privacy. The Company and/or its Subsidiaries and Affiliates shall collect and process information relating to me, the Grantee, in accordance with the privacy notices located on the internal intranet of the Company (https://odo-public-api.corp.qualtrics.com/odo-api/wiki/file/1/1b/SAP_Data_Protection_and_Privacy_Policy.pdf).

RESTRICTED STOCK AWARD AGREEMENT
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the individual named above (the “Grantee”). Upon acceptance of this Award, the Grantee shall receive the number of shares of Class A common stock, par value $0.0001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.
1.Award. The Restricted Shares awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.
2.Restrictions and Conditions.
(a)Any book entries for the Restricted Shares granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)Restricted Shares granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)If the Grantee’s employment with the Company and its Affiliates is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Shares granted herein, all Restricted Shares shall immediately and automatically be forfeited and returned to the Company.
3.Vesting of Restricted Shares. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or an Affiliate on such Dates. If a
1

series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of Restricted Shares specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Shares. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.
4.Dividends. Dividends on Restricted Shares shall be paid currently to the Grantee.
5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by shall or the laws of descent and distribution.
7.Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
8.Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.
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9.No Obligation to Continue Employment. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the employment of the Grantee at any time.
10.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
12.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
(Signature page follows.)
3

QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

4

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

FMV on Grant Date (110% of FMV if a 10% owner)

Grant Date:

Expiration Date:

up to 10 years (5 if a 10% owner)
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants to the individual named above (the “Optionee”) an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A common stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.
1)Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
* Max. of $100,000 per yr.
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
5

2)Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments shall be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares shall be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock shall be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Option Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been
6

entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3)Termination of Employment. If the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee:
(i)If the Optionee is a party to an employment or service agreement with the Company and such agreement provides for a definition of Cause, the definition contained therein; or
(ii)If no such agreement exists, or if such agreement does not define Cause, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; (iii) the Optionee’s material failure to comply with a policy of the Company; (iv) the Optionee’s unauthorized disclosure of confidential information of the Company to a third-party; (v) the Optionee’s participation in any act of fraud, embezzlement or dishonesty against the Company or any
7

of its subsidiaries or affiliates; (vi) the Optionee’s failure to reasonably cooperate with an internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate or (vii) any material misconduct or shallful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4)Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5)Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by shall or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6)Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she shall so notify the Company within 30 days after such disposition.
7)Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any
8

Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
8)No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.
9)Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10)Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
11)Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
(Signature page follows.)
9

QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

10

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
FMV on Grant Date
Grant Date:

Expiration Date:
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants to the individual named above (the “Optionee”) an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A common stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1)Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or an Affiliate on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
1

2)Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company shall reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments shall be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares shall be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock shall be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Option Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer
2

agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3)Termination of Employment. If the Optionee’s employment by the Company or an Affiliate is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee:
(i)If the Optionee is a party to an employment or service agreement with the Company and such agreement provides for a definition of Cause, the definition contained therein; or
(ii)If no such agreement exists, or if such agreement does not define Cause, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or, if different, any Affiliate employing or retaining the Optionee (the “Employer”); (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; (iii) the Optionee’s material failure to comply with a policy of the Company or the Employer; (iv) the Optionee’s
3

unauthorized disclosure of confidential information of the Company to a third-party; (v) the Optionee’s participation in any act of fraud, embezzlement or dishonesty against the Company or any of its subsidiaries or affiliates; (vi) the Optionee’s failure to reasonably cooperate with an internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate or (vii) any material misconduct or shallful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or the Employer.
(d)Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4)Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5)Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by shall or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6)Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.
7)No Obligation to Continue Employment. Neither the Company nor the Employer is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s
4

employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or the Employer to terminate employment of the Optionee at any time.
8)Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9)Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
10)Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
(Signature page follows.)
5

QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

6

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE 2021 QUALTRICS INTERNATIONAL INC.
EMPLOYEE OMNIBUS EQUITY PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
FMV on Grant Date
Grant Date:

Expiration Date:
No more than 10 years
Pursuant to the 2021 Qualtrics International Inc. Employee Omnibus Equity Plan as amended through the date hereof (the “Plan”), Qualtrics International Inc. (the “Company”) hereby grants to the individual named above (the “Optionee”), who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A common stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1)Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
____________(___%)	______________
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2)Manner of Exercise.
(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company shall reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments shall be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares shall be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock shall be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Option Shares attested to.
(b)The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer
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agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3)Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.
4)Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5)Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by shall or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s
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lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6)No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director.
7)Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
8)Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information shall only be used in accordance with applicable law.
9)Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
(Signature page follows.)
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QUALTRICS INTERNATIONAL INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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